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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K/A
                               Amendment No. 1


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  August 13, 2001


                            SCIENTIFIC ENERGY, INC.
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            (Exact name of registrant as specified in its charter)


           Nevada                 000-25843                 87-0570975
     ------------------        ----------------          ----------------
     (State or other            (Commission             (IRS Employer
      jurisdiction of            File Number)            Identification No.)
      incorporation)


         630 North 400 West
         Salt Lake City, Utah                      84103
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     (Address of principal executive offices)     (Zip Code)


                                (801) 359-2410
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             (Registrant's telephone number, including area code)


         Quazon Corp., 135 West 900 South, Salt Lake City, Utah 84101
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            (Former name, former address and former fiscal year,
                        if changed since last report)



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            ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
______________________________________________________________________________

     On August 13, 2001 the board of directors of the Company approved the dismissal of HJ & Associates, L.L.C., Salt Lake City, Utah and the engagement of Robison, Hill & Co., Salt Lake City, Utah as the new independent accountant and auditor to report on the Company's financial statements for the year ended December 31, 2001.

      The report of HJ & Associates on the Company's financial statements consisting of consolidated balance sheets as of December 31, 2000, and the related consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 2000 and 1999, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

      In connection with the Company's two most recent fiscal year audits and any subsequent interim period preceding the replacement of HJ & Associates, L.L.C, there were no disagreements with HJ & Associates or reportable events on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with its audit of the Company's 2000 financial statements, HJ & Associates noted no matters involving the internal control structure and its operations that it considered to be material weaknesses.

      No consultations occurred between the Company and Robison, Hill during the two most recent fiscal years and any subsequent interim period prior to Robison, Hill's appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure.

      A letter from HJ & Associates, L.L.C., respecting the foregoing representations is attached as an exhibit.





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______________________________________________________________________________

                              ITEM 7.  EXHIBITS
______________________________________________________________________________

     The following is filed as an exhibit to this report:

            SEC
 Exhibit    Reference
 Number     Number      Title of Document                            Location
 -------    ----------  -------------------------------------------  --------

Item 16.                 Letter on Change in Certifying Accountant
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  16.1       16          Letter from HJ & Associates, L.L.C. to        This
                         the Securities and Exchange Commission        filing






______________________________________________________________________________

                                  SIGNATURES
______________________________________________________________________________


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SCIENTIFIC ENERGY, INC.


Dated:  August 27, 2001              By:  /s/ Todd B. Crosland
                                        ____________________________________
                                       Todd B. Crosland, President







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